PENN SERIES FUNDS, INC.

Supplement dated March 8, 2021

to the Prospectus dated May 1, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Core Value Fund

Effective March 1, 2021, Eaton Vance Corporation (“EVC”) was acquired by Morgan Stanley (the “Acquisition”). As a result, Eaton Vance Management (“Eaton Vance”), the investment sub-adviser to the Penn Series Funds Large Core Value Fund (the “Fund”), became an indirect, wholly-owned subsidiary of Morgan Stanley. Pursuant to the Investment Company Act of 1940, the Investment Sub-Advisory Agreement between Penn Mutual Asset Management, LLC (“PMAM”) and Eaton Vance, with respect to the Fund, automatically terminated upon the closing of the Acquisition. In anticipation of the Acquisition, the Fund’s Board of Directors approved a new Investment Sub-Advisory Agreement between PMAM and Eaton Vance at a meeting on February 24, 2021, to become effective upon the closing date of the Acquisition. Following the Acquisition, Eaton Vance continues to serve as the investment sub-adviser to the Fund and no changes to the Fund’s portfolio management team are expected.

Accordingly, effective immediately, the first paragraph under the heading “Management — Sub-Advisers — Eaton Vance Management” in the Fund’s Prospectus is hereby replaced in its entirety by the following:

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund. As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund. Its principal place of business is located at Two International Place, Boston, MA 02110. Eaton Vance is an indirect, wholly-owned subsidiary of Morgan Stanley. As of December 31, 2020, Eaton Vance and its subsidiaries managed $583.1 billion on behalf of mutual funds, institutional clients and individuals.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8820    03/21

PENN SERIES FUNDS, INC.

Supplement dated March 8, 2021

to the Statement of Additional Information (“SAI”) dated May 1, 2020

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Core Value Fund

Effective March 1, 2021, Eaton Vance Corporation (“EVC”) was acquired by Morgan Stanley (the “Acquisition”). As a result, Eaton Vance Management (“Eaton Vance”), the investment sub-adviser to the Penn Series Funds Large Core Value Fund (the “Fund”), became an indirect, wholly-owned subsidiary of Morgan Stanley. Pursuant to the Investment Company Act of 1940, the Investment Sub-Advisory Agreement between Penn Mutual Asset Management, LLC (“PMAM”) and Eaton Vance, with respect to the Fund, automatically terminated upon the closing of the Acquisition. In anticipation of the Acquisition, the Fund’s Board of Directors approved a new Investment Sub-Advisory Agreement between PMAM and Eaton Vance at a meeting on February 24, 2021, to become effective upon the closing date of the Acquisition. Following the Acquisition, Eaton Vance continues to serve as the investment sub-adviser to the Fund and no changes to the Fund’s portfolio management team are expected.

Accordingly, effective immediately, the portfolio manager compensation discussion under the heading “General Information — Portfolio Managers — Eaton Vance Management (“Eaton Vance”)” in the Fund’s SAI is hereby replaced in its entirety with the following:

Compensation. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the Prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and Morgan Stanley. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8821    03/21